UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 29, 2021

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097

State of Hawaii
(State or other jurisdiction of incorporation)

1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
 (808) 543-5662

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Explanatory Note:
    On October 29, 2021, HEI furnished a Current Report on Form 8-K ("Original 8-K"), which included an exhibit ("HEI Exhibit 99), “American Savings Bank Reports Third Quarter 2021 Financial Results” that was furnished as Exhibit 99 under Item 9.01.
This Amendment No. 1 (the “Amendment”) is being furnished solely to amend HEI Exhibit 99 of Item 9.01 of the Original 8-K to correct the reported return on average equity ("ROE") for the third quarter of 2021 in the section entitled "Financial Highlights." The corrected ROE for the third quarter of 2021 is 10.3%.
A copy of the corrected press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference. Except as stated in this Explanatory Note, this Form 8-K/A does not otherwise change or update the disclosure set forth in the Original 8-K, as amended, and does not otherwise reflect events after the Original 8-K was filed.

Item 7.01 Regulation FD Disclosure.
    On October 29, 2021, HEI issued a news release, “American Savings Bank Reports Third Quarter 2021 Financial Results.” This corrected news release is furnished as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit 99	News release, dated October 29, 2021, “American Savings Bank Reports Third Quarter 2021 Financial Results” (corrected)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information furnished in connection with this current report on Form 8-K/A shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Registrant)
/s/ Gregory C. Hazelton
Gregory C. Hazelton
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

Date: October 29, 2021

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